FORM N-23C-3
NOTIFICATION OF REPURCHASE OFFER
PURSUANT TO RULE 23C-3

1.	Investment Company Act File Number:	811-23874

	Date of Notification:	June 27, 2025

2.	Exact name of investment company as specified in registration statement:

INSTITUTIONAL INVESTMENT STRATEGY FUND

3.	Address of principal executive office:

2261 Market Street #5190 San Francisco, CA 94114

4.	Check one of the following:

	A. [X]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

	B. [ ]	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

	C. [ ]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Arash Ghoodosi

Name:	Arash Ghodoosi

Title:	President

Institutional Investment Strategy Fund c/o Ivy Invest PO Box 4358 Rockville, MD 20849 (800) 535-7096

Quarterly Share Repurchase Offer Notice

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

June 27, 2025

Dear Institutional Investment Fund Shareholder:

This notification is a reminder that the Institutional Investment Strategy Fund (the “Fund”) has a quarterly share repurchase program. The Fund’s next quarterly offer to repurchase a portion of its outstanding shares will begin on June 27, 2025. The Fund is required to notify you each quarter of each Repurchase Offer period. If you are not interested in selling any of your shares at this time, you do not need to do anything. You are not required to sell any of your shares during any Repurchase Offer.

We extend this quarterly repurchase offer to provide liquidity to shareholders because shares of this closed-end interval fund are not redeemable daily for cash, the shares are not traded on a stock exchange, and no secondary market currently exists for shares of the Fund. This means that you may not be able to freely sell your shares, except through the Fund’s quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. Note that withdrawal of shares from the Fund may be a taxable event; please consult your financial representative or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

The Repurchase Offer period begins on June 27, 2025. Please note, this quarter’s Repurchase Request Deadline is July 28, 2025 at 4:00p.m. ET. For informational purposes, on June 26, 2025, the Net Asset Value per share was $11.40 for Founder Class shares and $11.39 for Investor Class shares. If you wish to sell any of your Fund Shares during this tender period, please submit a repurchase request using the Ivy Invest app. You may modify or withdraw your tender until July 28, 2025 through the app. The repurchase price that shareholders will receive for their shares will be the Net Asset Value per share as of the close of the NASDAQ Stock Exchange on July 28, 2025 (the “Repurchase Pricing Date”). The Fund will pay you the proceeds from the repurchase offer on or before August 4, 2025.

You may, of course, elect to keep your Fund shares at this time, in which case you may disregard this notice and the attached forms. However, should you currently wish to sell any of your shares, remember that all requests must be received (in good order) by 4 p.m. Eastern Time July 28, 2025, the Repurchase Request Deadline.

If you have questions, please email support@ivyinvest.co.

Sincerely,

/s/ Arash Ghoodosi
President
Institutional Investment Strategy Fund

Institutional Investment Strategy Fund
QUARTERLY SHARE REPURCHASE OFFER TERMS

Please refer to the Quarterly Share Repurchase Offer Notice to determine the exact date of a particular quarterly Repurchase Request Deadline as well as other important information.

1.    THE OFFER. The Institutional Investment Strategy Fund (the “Fund”) is offering to repurchase for cash five percent (5%) of the aggregate of its issued and outstanding shares of beneficial interest (“Shares”) at a price equal to the net asset value (“NAV” or “Net Asset Value”) of the Fund as of the close of the NASDAQ Stock Market (“NASDAQ”) on the Repurchase Pricing Date (defined below) upon the terms and conditions set forth in this Offer, the Quarterly Share Repurchase Offer Notice, and the Fund’s Prospectus. Together those documents constitute the “Repurchase Offer”. The purpose of the Repurchase Offer is to provide liquidity to shareholders of the Fund. The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

2.    REPURCHASE REQUEST OFFER AND REPURCHASE REQUEST DEADLINE. This quarter’s Offer begins on June 27, 2025. All tenders of Shares for repurchase must be received in proper form by Buena Capital Advisors, LLC, the Fund’s adviser (the “Adviser”) between June 27, 2025 and before the Fund’s close of business (which is the close of business of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time, but the exchange may close earlier on certain days) on July 28, 2025 (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed.

3.    REPURCHASE PRICING DATE. The Fund anticipates that the date on which the Fund’s NAV applicable to the Offer is determined (the “Repurchase Pricing Date”) will normally be the same date as the Repurchase Request Deadline. The Fund, however, may choose to make the Repurchase Pricing Date for the offer as many as 14 calendar days after the Repurchase Request Deadline. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day. If the Fund were to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s NAV (and thus the price that your Repurchase will receive) per Share may fluctuate between those dates.

4.    PAYMENT FOR SHARES REPURCHASED. Payment for all Shares repurchased pursuant to this Repurchase Offer will be made by wire to the tendering shareholder’s bank account of record no later than seven (7) days after the Repurchase Pricing Date (the “Repurchase Payment Deadline”).

5.    INCREASE IN NUMBER OF SHARES REPURCHASED; PRO RATA REPURCHASES. If shareholders tender for repurchase more Shares than the number of Shares that the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to purchase by up to two percent (2%) of the number of Shares outstanding on the Repurchase Request Deadline. If the number of Shares tendered for repurchase exceeds the number of Shares which the Fund is offering to repurchase, the Fund will repurchase tendered shares on a pro rata basis. The Fund may, in its discretion, accept all Shares tendered by shareholders who own fewer than 100 shares and tender all their Shares for repurchase in this Repurchase Offer, before prorating the Shares tendered by other shareholders. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Repurchase Offer, you may be unable to liquidate some or all of your investment at Net Asset Value. You may have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that time.

6.    WITHDRAWAL OR MODIFICATION OF TENDER OF SHARES FOR REPURCHASE. Shares tendered pursuant to the Repurchase Offer may be withdrawn, or you may change the number of

Shares tendered for Repurchase at any time prior to the close of the NASDAQ (normally NASDAQ closes at 4:00 p.m., Eastern Time, but may close earlier on certain days) on the Repurchase Request Deadline. You must submit your withdrawal or modification notice via the Ivy Invest app, and it must be received before the Repurchase Request Deadline.

7.    SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Board of Trustees of the Fund may suspend or postpone this Repurchase Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only:

(A)    for any period during which the NASDAQ or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; or

(B)    for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(C)    for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or

(D)    if making or effecting the Repurchase Offer would cause the Fund to lose its status as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.

If the Repurchase Offer is suspended or postponed, the Fund will provide notice to each shareholder of the Fund’s Shares of the suspension or postponement. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Repurchase Offer.

8.    EARLY WITHDRAWAL CHARGES. The Fund does not currently charge a special handling or processing fee for repurchases.

9.    PROPER FORM OF REPURCHASE REQUEST DOCUMENTS. All questions as to the validity, form, eligibility (including, for example, the time of receipt) and acceptance of repurchase requests will be determined by the Fund and its Adviser, in their sole discretion, and that determination will be final and binding. The Fund reserves the right to reject any and all tenders of repurchase requests for Shares determined not to be in the proper form, or to refuse to accept for payment, purchase, exchange or pay for any Shares if, in the opinion of counsel to the Fund or the Adviser, accepting, purchasing, exchanging, or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this Repurchase Offer or any defect in any tender of Shares, whether in general or with respect to any particular Shares or shareholder(s). The Fund’s interpretations of the terms and conditions of this Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchase requests must be cured within the times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until all defects or irregularities have been cured or waived.

Neither the Fund, the Adviser, nor MUFG Investor Services, LLC (the Fund’s transfer agent), nor any other person is or will be obligated to give notice of any defects or irregularities in repurchase requests tendered, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund whether shareholders should tender pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained in this Repurchase Offer or in the Fund’s Prospectus or the statement of additional information. If given or made, any such recommendations and such information must not be relied upon as having been authorized by the Fund, its investment adviser, distributor or Transfer Agent.

For the Fund’s current Net Asset Value per share and other information about this Repurchase Offer, or for a copy of the Fund’s Prospectus, download the Ivy Invest app or visit https://ivyinvest.co. The Fund’s Prospectus contains more complete information on all charges, expenses, fees and risks. Please read it carefully before investing.